Summary Prospectus May 31, 2011

JPMorgan Floating Rate Income Fund

Class/Ticker:     A/JPHAX     C/JPHCX     Select/JPHSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated May 27, 2011, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 15 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses[1]	0.64	0.64	0.64
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.39	0.39	0.39

Total Annual Fund Operating Expenses	1.44	1.94	1.19
Fee Waivers and Expense Reimbursements[2]	(0.44)	(0.44)	(0.44)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.00	1.50	0.75

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00%, 1.50% and 0.75% of the aver- age daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	473	772
CLASS C SHARES ($)	253	567
SELECT CLASS SHARES ($)	77	334

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	473	772
CLASS C SHARES ($)	153	567
SELECT CLASS SHARES ($)	77	334

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

What are the Fund’s main investment strategies?

The Fund invests mainly in floating rate debt instruments issued by corporations. These investments include leveraged loan assignments and participations (Loans) and commitments to purchase Loans (Unfunded Commitments). Loans will typically consist of senior secured floating rate loans (Senior Secured Loans) but may also include unsecured loans, second lien loans, bridge loans or loans that are junior or subordinated (Junior Loans). Leveraged loans are considered by the adviser to be below investment grade debt securities (also known as “junk bonds,” “high yield securities” and “non-investment grade bonds.”). In addition to investing in Loans, as part of its principal strategy, the Fund may also invest in other floating rate high yield securities such as corporate bonds. In addition, the Fund may invest in other corporate debt securities, warrants and rights, convertible securities, common stock, preferred stock and cash equivalents.

Under normal circumstances, the Fund will invest at least 80% of its Assets in floating rate instruments including Loans, convertible securities, corporate bonds, preferred shares and other floating rate debt instruments. Floating rate instruments also include equity securities (or rights to acquire securities) that are structured to pay a floating rate of income and money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that the adviser deems to be of equivalent quality. Such securities may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. Generally, the Fund will not invest, at the time of investment, more than 40% of total assets in unrated securities and securities rated CCC+/Caa1 or lower using the highest rating assigned to each instrument by a nationally recognized statistical rating organization (NRSRO).

The Fund generally invests in securities issued in U.S. dollars including U.S. dollar denominated securities issued by foreign corporations and U.S. affiliates of foreign corporations. Up to 20% of the Fund’s total assets may be invested in non-U.S. dollar denominated securities in foreign and “emerging markets.” Generally, the Fund attempts to minimize currency exposure to foreign and emerging markets through hedging.

Because of the nature of the Fund’s investments, the Fund may, from to time, acquire securities and instruments related to its holdings that are issued in connection with amendments, waivers, conversions, exchanges, warrants, and rights offerings, as well as bankruptcy reorganizations and other financial or other corporate reorganizations. These securities and instruments include the types of securities that the Fund invests in directly as part of its principal strategy such as common stock, preferred stock, rights and warrants, corporate bonds, and notes, as well as other types of securities and instruments such as pay-in-kind (PIK) notes, zero-coupon notes, and private placements.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, forwards and other foreign currency transactions in the management of portfolio investments. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or securities to gain exposure to Loans and other securities, to mitigate risk exposure and to manage cash flow needs. In addition, the Fund may use currency derivatives to hedge non-dollar investments back to the U.S. dollar.

The adviser buys and sells securities and investments for the Fund through a value-oriented, bottom-up research process that utilizes fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while minimizing credit risk. Such fundamental credit analysis includes focusing on the issuer’s underlying business prospects, capital requirements, capital structure, collateral, covenants, enterprise value, liquidity and management. The adviser strives to mitigate credit risk with meticulous research of sectors and issuers and will search for opportunities in inefficient sectors of the market where credit ratings have not caught up with fundamentals. The adviser’s fundamental analysis will be complemented by its macroeconomic insights as they relate to default rates and capital market liquidity. In addition to traditional fundamental credit and valuation analysis, the adviser focuses on identifying the cause (or potential causes) of a company’s distress and identifying catalysts that drive value creation and downside risk. To assess downside risk and upside potential of a particular investment, the adviser focuses on analyzing the potential volatility of a company’s enterprise value relative to the leveraged market value of the prospective or current investment.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate and Credit Risks. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, leading to greater price volatility and potentially making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risk. The Fund invests in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Foreign Securities and Emerging Markets Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such countries. The Fund may also invest in non-U.S. dollar denominated securities. Investments in non-U.S. dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William J. Morgan	2011	Managing Director
James P. Shanahan, Jr.	2011	Managing Director
Cory L. Pollock	2011	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any busi-

ness day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-FRI-ACS-511

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